UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2008

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its charter)

            Oregon                    0-27938                    93-1193156
 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition

On January 9, 2008, Columbia Bancorp (the "Company") issued a press release pre-announcing earnings for the fourth quarter and full year 2007. A copy of the press release is attached as Exhibit 99.1. Additional information and further clarity will be provided in the Company's complete earnings release and conference call scheduled for January 23, 2008.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings or document.

Section 9 - Financial Statements and Exhibits


Item 9.01   Financial Statements and Exhibits

(a)      Not applicable
(b)      Not applicable
(c)      Not Applicable
(d)      Exhibits
         99.1 Press Release dated January 9, 2008, pre-announcing earnings for the fourth quarter and full year 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 10, 2008               /s/ Roger L. Christensen
                                      -----------------------------------------
                                      Roger L. Christensen, President and Chief
                                      Executive Officer - Columbia Bancorp